RESTRICTIONS ON DIVIDEND DISTRIBUTION	12 Months Ended
Dec. 31, 2024
Disclosure restrictions to dividends distribution [abstract]
RESTRICTIONS ON DIVIDEND DISTRIBUTION	RESTRICTIONS ON DIVIDEND DISTRIBUTION
In accordance with the provisions of Law 19,550, the Group is required to make a legal reserve of not less than 5% of the positive result arising from the sum of the income for the year, the adjustments from previous years, transfers of other comprehensive income to retained earnings, and accumulated income (losses) from previous years, to complete 20% of the sum of capital stock and the capital adjustment balance.
On September 1, 2019, the Argentine Central Bank issued Communication “A” 6,770, subsequently amended by Communication “A” 6,869, where the requirements for access to the exchange market are established for remittance abroad of foreign currency as profits and dividends to non-resident shareholders.